EXHIBIT 99.1

Brookline Bancorp Announces Second Quarter Results Net Income of $20.5 million, EPS of $0.26

BOSTON, July 24, 2019 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $20.5 million, or $0.26 per basic and diluted share, for the second quarter of 2019, compared to $22.5 million, or $0.28 per basic and diluted share, for the first quarter of 2019, and $20.8 million, or $0.26 per basic and diluted share, for the second quarter of 2018.

Paul Perrault, President and Chief Executive Officer of the Company commented on the second quarter earnings, "We are pleased to report another strong quarter to our stockholders. The Company continues to have broad-based loan growth, solid returns, and strong asset quality. Brookline Bancorp and its employees continue to execute on our strategy of high performance for both our customers and our stockholders."

BALANCE SHEET

Total assets at June 30, 2019 increased $117.9 million to $7.6 billion from $7.5 billion at March 31, 2019, and increased $351.3 million from $7.3 billion at June 30, 2018, primarily driven by growth in the loan portfolio. At June 30, 2019, total loans and leases were $6.5 billion, representing an increase of $117.1 million from March 31, 2019, and an increase of $334.1 million from June 30, 2018, primarily driven by growth in the commercial real estate portfolio.

In the second quarter the Company continued to redirect cash flows from the investment portfolio to fund loan demand. Investment securities at June 30, 2019 decreased $16.3 million to $590.8 million, comprising 7.74 percent of total assets, as compared to $607.1 million, or 8.07 percent of total assets, at March 31, 2019, and decreased approximately $84.5 million from $675.3 million, or 9.27 percent of total assets, at June 30, 2018.

Total deposits at June 30, 2019 increased $1.9 million from March 31, 2019 to $5.6 billion and increased $424.2 million from $5.2 billion at June 30, 2018 driven primarily by growth in certificates of deposit.

Total borrowed funds at June 30, 2019 increased $64.8 million to $930.8 million from $866.0 million at March 31, 2019 and decreased $180.2 million from $1.1 billion at June 30, 2018.

The ratio of stockholders’ equity to total assets was 12.03 percent at June 30, 2019, as compared to 11.98 percent at March 31, 2019, and 12.04 percent at June 30, 2018. The ratio of tangible stockholders’ equity to tangible assets was 10.08 percent at June 30, 2019, as compared to 9.99 percent at March 31, 2019, and 9.97 percent at June 30, 2018. Tangible book value per share increased $0.23 from $9.22 at March 31, 2019 to $9.45 at June 30, 2019, compared to $8.85 at June 30, 2018.

NET INTEREST INCOME

Net interest income increased $0.1 million to $63.1 million during the second quarter of 2019 from $63.0 million at the quarter ended March 31, 2019. The net interest margin decreased 9 basis points to 3.55 percent for the three months ended June 30, 2019.

NON-INTEREST INCOME

Non-interest income for the quarter ended June 30, 2019 increased $0.9 million to $7.5 million from $6.6 million for the quarter ended March 31, 2019. The increase was primarily driven by increases of $0.2 million in deposit fees, $0.2 million in gain on securities, $0.3 million in gain on sales of loans and leases, and $0.2 million in other non-interest income.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $3.8 million for the quarter ended June 30, 2019, compared to $1.4 million for the quarter ended March 31, 2019. The higher provision for credit losses is a result of strong loan growth and net higher charge-offs during the quarter.

Total net charge-offs for the second quarter of 2019 were $3.1 million compared to $2.1 million in the first quarter of 2019. The $3.1 million in net charge-offs had previously established specific reserves of $1.0 million versus first quarter net charge-offs of $2.1 million which had previously established reserves of $1.0 million. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis increased to 19 basis points for the second quarter of 2019 from 13 basis points for the first quarter of 2019.

The allowance for loan and lease losses represented 0.90 percent of total loans and leases at June 30, 2019, compared to 0.91 percent at March 31, 2019, and 0.94 percent at June 30, 2018. The allowance for loan and lease losses related to originated loans and leases represented 0.92 percent of originated loans and leases at June 30, 2019, compared to 0.93 percent at March 31, 2019, and 0.98 percent at June 30, 2018.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended June 30, 2019 increased $0.7 million to $39.6 million from $38.9 million for the quarter ended March 31, 2019. The increase was primarily driven by increases of $0.2 million in compensation and employee benefits expense, $0.2 million in FDIC insurance, and $0.5 million in other non-interest expense, partially offset by a decrease of $0.2 million in occupancy expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 24.9 percent and 24.1 percent for the three and six months ended June 30, 2019 compared to 23.4 percent for the three months ended March 31, 2019.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets decreased to 1.08 percent during the second quarter of 2019 from 1.21 percent for the first quarter of 2019. The annualized return on average tangible assets decreased to 1.11 percent for the second quarter of 2019 from 1.24 percent for the first quarter of 2019.

The annualized return on average stockholders' equity decreased to 8.98 percent during the second quarter of 2019 from 10.14 percent for the first quarter of 2019. The annualized return on average tangible stockholders’ equity decreased to 10.98 percent for the second quarter of 2019 from 12.48 percent for the first quarter of 2019.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.33 percent at June 30, 2019 as compared to 0.36 percent at March 31, 2019. Nonperforming loans and leases decreased $1.5 million to $21.3 million at June 30, 2019 from $22.8 million at March 31, 2019. The ratio of nonperforming assets to total assets was 0.30 percent at June 30, 2019 as compared to 0.36 percent at March 31, 2019. Nonperforming assets decreased $3.4 million to $23.3 million at June 30, 2019 from $26.7 million at March 31, 2019.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.11 per share for the quarter ended June 30, 2019. The dividend will be paid on August 23, 2019 to stockholders of record on August 9, 2019.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Daylight Time on Thursday, July 25, 2019 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally).  A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10132476. The call will be available live and in a recorded version on the Company’s website under “Investor Relations” at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $7.6 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

Contact: Carl M. Carlson
Brookline Bancorp, Inc.
Chief Financial Officer
(617) 425-5331
ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$63,134	$62,999	$63,159	$62,332	$62,717
Provision for credit losses	3,757	1,353	123	2,717	1,470
Non-interest income	7,478	6,630	6,461	7,069	5,526
Non-interest expense	39,604	38,871	40,282	37,310	37,702
Income before provision for income taxes	27,251	29,405	29,215	29,374	29,071
Net income attributable to Brookline Bancorp, Inc.	20,471	22,467	21,138	22,460	20,831

Performance Ratios:
Net interest margin (1)	3.55%	3.64%	3.58%	3.57%	3.64%
Interest-rate spread (1)	3.13%	3.18%	3.25%	3.27%	3.36%
Return on average assets (annualized)	1.08%	1.21%	1.15%	1.23%	1.15%
Return on average tangible assets (annualized) (non-GAAP)	1.11%	1.24%	1.17%	1.26%	1.17%
Return on average stockholders' equity (annualized)	8.98%	10.14%	9.40%	10.10%	9.53%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	10.98%	12.48%	11.54%	12.44%	11.80%
Efficiency ratio (2)	56.09%	55.83%	57.86%	53.76%	55.25%

Per Common Share Data:
Net income — Basic	$0.26	$0.28	$0.26	$0.28	$0.26
Net income — Diluted	0.26	0.28	0.26	0.28	0.26
Cash dividends declared	0.110	0.110	0.105	0.105	0.100
Book value per share (end of period)	11.53	11.30	11.30	11.08	10.94
Tangible book value per share (end of period) (non-GAAP)	9.45	9.22	9.21	9.00	8.85
Stock price (end of period)	15.38	14.40	13.82	16.70	18.60

Balance Sheet:
Total assets	$7,636,980	$7,519,130	$7,392,805	$7,320,596	$7,285,710
Total loans and leases	6,505,329	6,388,197	6,303,516	6,227,707	6,171,274
Total deposits	5,622,493	5,620,633	5,454,044	5,233,611	5,198,280
Brookline Bancorp, Inc. stockholders’ equity	918,468	900,572	900,140	890,368	877,283

Asset Quality:
Nonperforming assets	$23,267	$26,721	$28,116	$29,718	$30,145
Nonperforming assets as a percentage of total assets	0.30%	0.36%	0.38%	0.41%	0.41%
Allowance for loan and lease losses	$58,635	$58,041	$58,692	$59,997	$57,981
Allowance for loan and lease losses as a percentage of total loans and leases	0.90%	0.91%	0.93%	0.96%	0.94%
Net loan and lease charge-offs	$3,082	$2,101	$1,252	$564	$2,330
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.19%	0.13%	0.08%	0.04%	0.15%

Capital Ratios:
Stockholders’ equity to total assets	12.03%	11.98%	12.18%	12.16%	12.04%
Tangible stockholders’ equity to tangible assets (non-GAAP)	10.08%	9.99%	10.15%	10.11%	9.97%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$46,532	$51,276	$47,542	$30,762	$32,724
Short-term investments	46,264	61,063	42,042	23,114	22,754
Total cash and cash equivalents	92,796	112,339	89,584	53,876	55,478
Investment securities available-for-sale	482,497	489,020	502,793	534,788	558,602
Investment securities held-to-maturity	103,572	113,694	114,776	115,684	116,670
Equity securities held-for-trading	4,698	4,341	4,207	4,169	—
Total investment securities	590,767	607,055	621,776	654,641	675,272
Loans and leases held-for-sale	1,575	869	3,247	937	1,034
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	2,421,104	2,355,507	2,330,725	2,287,979	2,269,520
Multi-family mortgage	877,330	855,703	847,711	828,849	816,311
Construction	195,120	199,258	173,300	164,217	178,335
Total commercial real estate loans	3,493,554	3,410,468	3,351,736	3,281,045	3,264,166
Commercial loans and leases:
Commercial	763,145	741,577	736,418	771,200	761,964
Equipment financing	1,015,205	995,863	982,089	954,579	920,643
Condominium association	47,986	49,142	50,451	52,205	53,537
Total commercial loans and leases	1,826,336	1,786,582	1,768,958	1,777,984	1,736,144
Consumer loans:
Residential mortgage	769,983	775,578	782,968	759,167	754,818
Home equity	374,746	376,126	376,484	380,303	382,597
Other consumer	40,710	39,443	23,370	29,208	33,549
Total consumer loans	1,185,439	1,191,147	1,182,822	1,168,678	1,170,964
Total loans and leases	6,505,329	6,388,197	6,303,516	6,227,707	6,171,274
Allowance for loan and lease losses	(58,635)	(58,041)	(58,692)	(59,997)	(57,981)
Net loans and leases	6,446,694	6,330,156	6,244,824	6,167,710	6,113,293
Restricted equity securities	55,270	54,192	61,751	63,963	68,343
Premises and equipment, net of accumulated depreciation	75,373	75,520	76,382	77,886	79,194
Right-of-use asset operating leases	25,928	26,205	—	—	—
Deferred tax asset	25,629	27,084	21,495	22,249	20,826
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net of accumulated amortization	5,264	5,684	6,086	6,623	7,160
Other real estate owned and repossessed assets	1,966	3,912	4,019	3,934	4,352
Other assets	155,291	115,687	103,214	108,350	100,331
Total assets	$7,636,980	$7,519,130	$7,392,805	$7,320,596	$7,285,710
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$1,042,854	$1,011,031	$1,033,551	$1,017,234	$1,002,954
Interest-bearing deposits:
NOW accounts	340,082	369,896	336,317	322,587	346,936
Savings accounts	585,322	625,770	619,961	612,210	603,079
Money market accounts	1,669,782	1,706,708	1,675,050	1,623,220	1,704,652
Certificate of deposit accounts	1,984,453	1,907,228	1,789,165	1,658,360	1,540,659
Total interest-bearing deposits	4,579,639	4,609,602	4,420,493	4,216,377	4,195,326
Total deposits	5,622,493	5,620,633	5,454,044	5,233,611	5,198,280
Borrowed funds:
Advances from the FHLBB	791,559	730,018	784,375	959,446	991,091
Subordinated debentures and notes	83,512	83,472	83,433	83,392	83,352
Other borrowed funds	55,693	52,515	52,734	40,048	36,480
Total borrowed funds	930,764	866,005	920,542	1,082,886	1,110,923
Operating lease liabilities	25,928	26,205	—	—	—
Mortgagors’ escrow accounts	6,823	7,517	7,426	8,227	8,122
Accrued expenses and other liabilities	132,504	98,198	100,174	96,047	82,017
Total liabilities	6,718,512	6,618,558	6,482,186	6,420,771	6,399,342
Stockholders' equity:
Brookline Bancorp, Inc. stockholders’ equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, and 85,177,172 shares issued, respectively	852	852	852	852	852
Additional paid-in capital	737,584	736,872	755,629	753,941	756,254
Retained earnings, partially restricted	238,625	226,929	212,838	200,151	185,734
Accumulated other comprehensive loss	1,141	(4,393)	(9,460)	(15,599)	(13,415)
Treasury stock, at cost;
5,025,764 shares, 5,020,025 shares, 5,020,025 shares, 4,291,317 shares, and 4,409,501 shares, respectively	(59,199)	(59,121)	(59,120)	(48,334)	(51,454)
Unallocated common stock held by the Employee Stock Ownership Plan;
98,208 shares, 104,079 shares, 109,950 shares,118,050 shares, and 126,144 shares, respectively	(535)	(567)	(599)	(643)	(688)
Total Brookline Bancorp, Inc. stockholders’ equity	918,468	900,572	900,140	890,368	877,283
Noncontrolling interest in subsidiary	—	—	10,479	9,457	9,085
Total stockholders' equity	918,468	900,572	910,619	899,825	886,368
Total liabilities and stockholders' equity	$7,636,980	$7,519,130	$7,392,805	$7,320,596	$7,285,710

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$82,798	$80,672	$78,791	$75,877	$73,329
Debt securities	3,158	3,236	3,489	3,585	3,563
Marketable and restricted equity securities	877	911	1,008	1,029	1,003
Short-term investments	351	267	256	145	179
Total interest and dividend income	87,184	85,086	83,544	80,636	78,074
Interest expense:
Deposits	17,712	15,948	13,744	11,916	9,219
Borrowed funds	6,338	6,139	6,641	6,388	6,138
Total interest expense	24,050	22,087	20,385	18,304	15,357
Net interest income	63,134	62,999	63,159	62,332	62,717
Provision for credit losses	3,757	1,353	123	2,717	1,470
Net interest income after provision for credit losses	59,377	61,646	63,036	59,615	61,247
Non-interest income:
Deposit fees	2,680	2,523	2,669	2,648	2,620
Loan fees	398	413	390	417	330
Loan level derivative income, net	1,772	1,745	1,811	2,192	571
Gain (loss) on investment securities, net	357	134	(692)	(243)	—
Gain on sales of loans and leases held-for-sale	561	289	327	535	722
Other	1,710	1,526	1,956	1,520	1,283
Total non-interest income	7,478	6,630	6,461	7,069	5,526
Non-interest expense:
Compensation and employee benefits	23,953	23,743	24,413	22,338	22,565
Occupancy	3,752	3,947	3,240	3,913	3,879
Equipment and data processing	4,641	4,661	4,626	4,601	4,368
Professional services	1,087	1,076	1,130	1,075	1,055
FDIC insurance	745	593	727	846	514
Advertising and marketing	1,112	1,069	773	1,068	1,118
Amortization of identified intangible assets	420	402	537	537	539
Merger and acquisition expense	—	—	526	22	334
Other	3,894	3,380	4,310	2,910	3,330
Total non-interest expense	39,604	38,871	40,282	37,310	37,702
Income before provision for income taxes	27,251	29,405	29,215	29,374	29,071
Provision for income taxes	6,780	6,895	7,055	6,140	7,342
Net income before noncontrolling interest in subsidiary	20,471	22,510	22,160	23,234	21,729
Less net income attributable to noncontrolling interest in subsidiary	—	43	1,022	774	898
Net income attributable to Brookline Bancorp, Inc.	$20,471	$22,467	$21,138	$22,460	$20,831
Earnings per common share:
Basic	$0.26	$0.28	$0.26	$0.28	$0.26
Diluted	$0.26	$0.28	$0.26	$0.28	$0.26
Weighted average common shares outstanding during the period:
Basic	79,669,922	79,658,583	80,258,456	80,315,050	80,184,977
Diluted	79,886,292	79,843,578	80,407,525	80,515,467	80,505,614
Dividends paid per common share	$0.110	$0.105	$0.105	$0.100	$0.100

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Six Months Ended June 30,
	2019	2018
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$163,470	$140,601
Debt securities	6,394	6,886
Marketable and restricted equity securities	1,788	1,927
Short-term investments	618	299
Total interest and dividend income	172,270	149,713
Interest expense:
Deposits	33,660	16,318
Borrowed funds	12,477	11,187
Total interest expense	46,137	27,505
Net interest income	126,133	122,208
Provision for credit losses	5,110	2,111
Net interest income after provision for credit losses	121,023	120,097
Non-interest income:
Deposit Fees	5,203	5,083
Loan Fees	811	620
Loan level derivative income, net	3,517	1,437
Gain on investment securities, net	491	1,162
Gain on sales of loans and leases held-for-sale	850	1,021
Other	3,236	2,371
Total non-interest income	14,108	11,694
Non-interest expense:
Compensation and employee benefits	47,696	44,879
Occupancy	7,699	7,838
Equipment and data processing	9,302	8,986
Professional services	2,163	2,199
FDIC insurance	1,338	1,149
Advertising and marketing	2,181	2,175
Amortization of identified intangible assets	822	1,006
Merger and acquisition expense	—	3,239
Other	7,274	6,169
Total non-interest expense	78,475	77,640
Income before provision for income taxes	56,656	54,151
Provision for income taxes	13,675	12,994
Net income before noncontrolling interest in subsidiary	42,981	41,157
Less net income attributable to noncontrolling interest in subsidiary	43	1,693
Net income attributable to Brookline Bancorp, Inc.	$42,938	$39,464
Earnings per common share:
Basic	$0.54	$0.50
Diluted	$0.54	$0.50
Weighted average common shares outstanding during the period:
Basic	79,664,284	79,038,041
Diluted	79,859,572	79,342,463
Dividends paid per common share	$0.215	$0.190

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$2,273	$2,889	$3,928	$3,369	$3,774
Multi-family mortgage	94	101	330	357	568
Construction	—	396	396	640	640
Total commercial real estate loans	2,367	3,386	4,654	4,366	4,982

Commercial	6,349	5,728	6,621	7,862	9,487
Equipment financing	9,931	10,253	9,500	9,659	8,825
Condominium association	170	224	265	295	—
Total commercial loans and leases	16,450	16,205	16,386	17,816	18,312

Residential mortgage	1,642	2,188	2,132	2,538	1,571
Home equity	835	1,022	908	1,053	923
Other consumer	7	8	17	11	5
Total consumer loans	2,484	3,218	3,057	3,602	2,499

Total nonaccrual loans and leases	21,301	22,809	24,097	25,784	25,793

Other real estate owned	957	3,054	3,054	3,136	3,436
Other repossessed assets	1,009	858	965	798	916
Total nonperforming assets	$23,267	$26,721	$28,116	$29,718	$30,145

Loans and leases past due greater than 90 days and still accruing	$11,612	$16,800	$13,482	$14,954	$12,340

Troubled debt restructurings on accrual	27,761	28,543	12,257	12,657	12,911
Troubled debt restructurings on nonaccrual	8,431	7,597	8,684	8,779	9,391
Total troubled debt restructurings	$36,192	$36,140	$20,941	$21,436	$22,302

Nonperforming loans and leases as a percentage of total loans and leases	0.33%	0.36%	0.38%	0.41%	0.42%
Nonperforming assets as a percentage of total assets	0.30%	0.36%	0.38%	0.41%	0.41%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$58,041	$58,692	$59,997	$57,981	$58,714
Charge-offs	(3,412)	(2,542)	(1,604)	(1,227)	(3,605)
Recoveries	330	441	352	663	1,275
Net charge-offs	(3,082)	(2,101)	(1,252)	(564)	(2,330)
Provision for loan and lease losses	3,676	1,450	(53)	2,580	1,597
Allowance for loan and lease losses at end of period	$58,635	$58,041	$58,692	$59,997	$57,981

Allowance for loan and lease losses as a percentage of total loans and leases	0.90%	0.91%	0.93%	0.96%	0.94%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases (non-GAAP)	0.92%	0.93%	0.96%	1.00%	0.98%

NET CHARGE-OFFS:
Commercial real estate loans	$—	$—	$—	$—	$100
Commercial loans and leases	3,107	2,124	883	579	2,304
Consumer loans	(25)	(23)	369	(15)	(74)
Total net charge-offs	$3,082	$2,101	$1,252	$564	$2,330

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.19%	0.13%	0.08%	0.04%	0.15%

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	June 30, 2019			March 31, 2019			June 30, 2018
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$593,404	$3,210	2.16%	$608,194	$3,289	2.16%	$666,182	$3,617	2.17%
Marketable and restricted equity securities (2)	59,224	888	5.99%	60,389	920	6.10%	69,395	1,004	5.78%
Short-term investments	44,634	351	3.14%	33,034	267	3.23%	41,155	179	1.74%
Total investments	697,262	4,449	2.55%	701,617	4,476	2.55%	776,732	4,800	2.47%
Loans and Leases:
Commercial real estate loans (3)	3,447,136	41,363	4.75%	3,376,576	40,019	4.74%	3,250,488	36,372	4.43%
Commercial loans (3)	811,890	9,879	4.82%	792,695	9,603	4.85%	823,860	9,323	4.48%
Equipment financing (3)	1,005,376	18,291	7.28%	988,193	17,985	7.28%	907,089	15,739	6.94%
Residential mortgage loans (3)	774,533	8,186	4.23%	778,325	8,123	4.17%	759,866	7,552	3.98%
Other consumer loans (3)	417,600	5,187	4.97%	408,177	5,051	5.01%	406,144	4,464	4.40%
Total loans and leases	6,456,535	82,906	5.14%	6,343,966	80,781	5.09%	6,147,447	73,450	4.78%
Total interest-earning assets	7,153,797	87,355	4.88%	7,045,583	85,257	4.84%	6,924,179	78,250	4.52%
Allowance for loan and lease losses	(58,137)			(58,749)			(59,247)
Non-interest-earning assets	475,736			447,204			408,861
Total assets	$7,571,396			$7,434,038			$7,273,793

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$343,745	50	0.06%	$334,167	142	0.17%	$346,410	65	0.07%
Savings accounts	602,333	737	0.49%	626,414	597	0.39%	609,758	405	0.27%
Money market accounts	1,683,735	5,571	1.33%	1,676,199	5,275	1.28%	1,767,509	3,530	0.80%
Certificates of deposit	1,950,704	11,354	2.33%	1,844,511	9,934	2.18%	1,422,782	5,219	1.47%
Total interest-bearing deposits	4,580,517	17,712	1.55%	4,481,291	15,948	1.44%	4,146,459	9,219	0.89%
Borrowings
Advances from the FHLBB	761,651	4,825	2.51%	755,542	4,610	2.44%	1,018,130	4,696	1.82%
Subordinated debentures and notes	83,490	1,305	6.25%	83,451	1,308	6.27%	83,330	1,296	6.22%
Other borrowed funds	84,600	208	0.99%	88,600	221	1.01%	46,635	146	1.26%
Total borrowings	929,741	6,338	2.70%	927,593	6,139	2.65%	1,148,095	6,138	2.11%
Total interest-bearing liabilities	5,510,258	24,050	1.75%	5,408,884	22,087	1.66%	5,294,554	15,357	1.16%
Non-interest-bearing liabilities:
Demand checking accounts	1,015,524			1,026,970			1,003,985
Other non-interest-bearing liabilities	133,790			111,174			91,889
Total liabilities	6,659,572			6,547,028			6,390,428
Brookline Bancorp, Inc. stockholders’ equity	911,824			886,639			874,513
Noncontrolling interest in subsidiary	—			371			8,852
Total liabilities and equity	$7,571,396			$7,434,038			$7,273,793
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		63,305	3.13%		63,170	3.18%		62,893	3.36%
Less adjustment of tax-exempt income		171			171			176
Net interest income		$63,134			$62,999			$62,717
Net interest margin (5)			3.55%			3.64%			3.64%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Six Months Ended
	June 30, 2019			June 30, 2018
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$600,758	$6,499	2.16%	$656,893	$6,994	2.13%
Marketable and restricted equity securities (2)	59,803	1,808	6.05%	66,774	1,927	5.77%
Short-term investments	38,866	618	3.18%	35,938	299	1.67%
Total investments	699,427	8,925	2.55%	759,605	9,220	2.43%
Loans and Leases:
Commercial real estate loans (3)	3,412,051	81,382	4.74%	3,183,959	69,801	4.36%
Commercial loans (3)	802,346	19,482	4.83%	805,002	17,747	4.39%
Equipment financing (3)	996,832	36,276	7.28%	891,284	30,603	6.87%
Residential mortgage loans (3)	776,419	16,309	4.20%	732,418	14,285	3.90%
Other consumer loans (3)	412,914	10,238	4.99%	394,235	8,405	4.29%
Total loans and leases	6,400,562	163,687	5.11%	6,006,898	140,841	4.69%
Total interest-earning assets	7,099,989	172,612	4.86%	6,766,503	150,061	4.44%
Allowance for loan and lease losses	(58,441)			(59,117)
Non-interest-earning assets	461,548			394,124
Total assets	$7,503,096			$7,101,510

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$338,983	192	0.11%	$341,228	123	0.07%
Savings accounts	614,307	1,334	0.44%	629,382	806	0.26%
Money market accounts	1,679,988	10,846	1.30%	1,769,923	6,088	0.69%
Certificates of deposit	1,897,901	21,288	2.26%	1,335,401	9,301	1.40%
Total interest-bearing deposits	4,531,179	33,660	1.50%	4,075,934	16,318	0.81%
Borrowings
Advances from the FHLBB	758,613	9,435	2.47%	987,385	8,444	1.70%
Subordinated debentures and notes	83,471	2,613	6.26%	83,310	2,578	6.19%
Other borrowed funds	86,589	429	1.00%	41,420	165	0.80%
Total borrowings	928,673	12,477	2.67%	1,112,115	11,187	2.00%
Total interest-bearing liabilities	5,459,852	46,137	1.70%	5,188,049	27,505	1.07%
Non-interest-bearing liabilities:
Demand checking accounts	1,021,215			968,035
Other non-interest-bearing liabilities	122,544			84,570
Total liabilities	6,603,611			6,240,654
Brookline Bancorp, Inc. stockholders’ equity	899,301			852,180
Noncontrolling interest in subsidiary	184			8,676
Total liabilities and equity	$7,503,096			$7,101,510
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		126,475	3.16%		122,556	3.37%
Less adjustment of tax-exempt income		342			348
Net interest income		$126,133			$122,208
Net interest margin (5)			3.59%			3.65%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
		At and for the Three Months Ended June 30,		At and for the Six Months Ended June 30,
		2019	2018	2019	2018
Reconciliation Table - Non-GAAP Financial Information		(Dollars in Thousands Except Share Data)

Net income attributable to Brookline Bancorp, Inc.		$20,471	$20,831	$42,938	$39,464
Less:
Security gains (after-tax)		268	—	373	883
Add:
Merger and acquisition-related expenses (after-tax)		—	254	—	2,462
Operating earnings		$20,203	$21,085	$42,565	$41,043

Operating earnings per common share:
Basic		$0.25	$0.26	$0.53	$0.52
Diluted		0.25	0.26	0.53	0.52

Weighted average common shares outstanding during the period:
Basic		79,669,922	80,184,977	79,664,284	79,038,041
Diluted		79,886,292	80,505,614	79,859,572	79,342,463

Return on average assets *		1.08%	1.15%	1.14%	1.11%
Less:
Security gains (after-tax) *		0.01%	—%	0.01%	0.02%
Add:
Merger and acquisition-related expenses (after-tax) *		—%	0.01%	—%	0.07%
Operating return on average assets *		1.07%	1.16%	1.13%	1.16%

Return on average tangible assets *		1.11%	1.17%	1.17%	1.14%
Less:
Security gains (after-tax) *		0.02%	—%	0.01%	0.03%
Add:
Merger and acquisition-related expenses (after-tax) *		—%	0.02%	—%	0.07%
Operating return on average tangible assets *		1.09%	1.19%	1.16%	1.18%

Return on average stockholders' equity *		8.98%	9.53%	9.55%	9.26%
Less:
Security gains (after-tax) *		0.12%	—%	0.08%	0.21%
Add:
Merger and acquisition-related expenses (after-tax) *		—%	0.11%	—%	0.58%
Operating return on average stockholders' equity *		8.86%	9.64%	9.47%	9.63%

Return on average tangible stockholders' equity *		10.98%	11.80%	11.71%	11.41%
Less:
Security gains (after-tax) *		0.15%	—%	0.10%	0.26%
Add:
Merger and acquisition-related expenses (after-tax) *		—%	0.14%	—%	0.71%
Operating return on average tangible stockholders' equity *		10.83%	11.94%	11.61%	11.86%

* Ratios at and for the three and six months ended are annualized.

	At and for the Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
	(Dollars in Thousands)

Net income, as reported	$20,471	$22,467	$21,138	$22,460	$20,831

Average total assets	$7,571,396	$7,434,038	$7,382,931	$7,302,413	$7,273,793
Less: Average goodwill and average identified intangible assets, net	165,914	166,327	166,777	167,313	168,185
Average tangible assets	$7,405,482	$7,267,711	$7,216,154	$7,135,100	$7,105,608

Return on average tangible assets (annualized)	1.11%	1.24%	1.17%	1.26%	1.17%

Average total stockholders’ equity	$911,824	$886,639	$899,244	$889,259	$874,513
Less: Average goodwill and average identified intangible assets, net	165,914	166,327	166,777	167,313	168,185
Average tangible stockholders’ equity	$745,910	$720,312	$732,467	$721,946	$706,328

Return on average tangible stockholders’ equity (annualized)	10.98%	12.48%	11.54%	12.44%	11.80%

Brookline Bancorp, Inc. stockholders’ equity	$918,468	$900,572	$900,140	$890,368	$877,283
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	5,264	5,684	6,086	6,623	7,160
Tangible stockholders' equity	$752,777	$734,461	$733,627	$723,318	$709,696

Total assets	$7,636,980	$7,519,130	$7,392,805	$7,320,596	$7,285,710
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	5,264	5,684	6,086	6,623	7,160
Tangible assets	$7,471,289	$7,353,019	$7,226,292	$7,153,546	$7,118,123

Tangible stockholders’ equity to tangible assets	10.08%	9.99%	10.15%	10.11%	9.97%

Tangible stockholders' equity	$752,777	$734,461	$733,627	$723,318	$709,696

Number of common shares issued	85,177,172	85,177,172	85,177,172	85,177,172	85,177,172
Less:
Treasury shares	5,025,764	5,020,025	5,020,025	4,291,317	4,409,501
Unallocated ESOP shares	98,208	104,079	109,950	118,050	126,144
Unvested restricted shares	377,122	390,636	393,636	398,094	455,283
Number of common shares outstanding	79,676,078	79,662,432	79,653,561	80,369,711	80,186,244

Tangible book value per common share	$9.45	$9.22	$9.21	$9.00	$8.85

Allowance for loan and lease losses	$58,635	$58,041	$58,692	$59,997	$57,981
Less:
Allowance for acquired loans and leases losses	1,857	1,795	1,814	1,817	1,961
Allowance for originated loan and lease losses	$56,778	$56,246	$56,878	$58,180	$56,020

Total loans and leases	$6,505,329	$6,388,197	$6,303,516	$6,227,707	$6,171,274
Less:
Total acquired loans and leases	337,420	370,177	394,407	426,865	460,142
Total originated loans and leases	$6,167,909	$6,018,020	$5,909,109	$5,800,842	$5,711,132

Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	0.92%	0.93%	0.96%	1.00%	0.98%